Ivy Variable Insurance Portfolios

Supplement dated February 26, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017, August 10, 2017, December 8, 2017, December 29, 2017 and February 6, 2018

Important Notice Regarding Change in Investment Policy for Ivy VIP Bond

The Board of Trustees of the Ivy Variable Insurance Portfolios approved changes to the name, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Bond (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name
Ivy VIP Bond	Ivy VIP Corporate Bond

2)	Principal Investment Strategy Change. Currently, the Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). Such bonds include corporate debt securities, mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and other asset-backed securities.

On the Effective Date, the Portfolio’s principal investment strategy will change, with the Portfolio focusing on investments specifically in corporate bonds, rather than in bonds generally. The Portfolio will seek to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in corporate bonds. For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year.

3)	Non-Fundamental Investment Restriction Change. In connection with the Portfolio’s amended investment strategy, on the Effective Date, the Portfolio’s non-fundamental investment restriction pertaining to “names rule” investments also will change, from investments in bonds to investments in corporate bonds, as follows:

Current “Names Rule” Non-Fundamental Investment Restriction	New “Names Rule” Non-Fundamental Investment Restriction
1. “Name Rule” investments:	1. “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in bonds. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in corporate bonds. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Important Notice Regarding Change in Investment Policy for Ivy VIP Dividend Opportunities

The Board of Trustees of the Ivy Variable Insurance Portfolios recently approved changes to the name, investment objective, principal investment strategy and a non-fundamental investment restriction of Ivy VIP Dividend Opportunities (the “Portfolio”). Such changes will become effective on April 30, 2018 (the “Effective Date”).

As of the Effective Date, the following will occur:

1)	Name Change. The Portfolio’s name will change, as set forth below:

Current Name	New Name
Ivy VIP Dividend Opportunities	Ivy VIP Global Equity Income

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2)	Investment Objective Change. The Portfolio’s investment objective will change, as set forth below:

Current Investment Objective	New Investment Objective
To seek to provide total return.	To seek to provide total return through a combination of current income and capital appreciation.

3)	Principal Investment Strategy Change. Currently, the Portfolio seeks to invest primarily in large-capitalization companies, that often are market leaders in their industry, with established operating records that Ivy Investment Management Company (“IICO”), the Portfolio’s investment manager, believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. On the Effective Date, the Portfolio will seek to invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world. Specifically, the Portfolio’s investment strategy as of the Effective Date will be as follows:

The Portfolio will invest primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. The Portfolio focuses on companies that IICO believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. For this purpose, such equity securities consist primarily of dividend-paying common stocks across the globe. In an attempt to enhance return, the Portfolio also may invest, to a lesser extent, in companies not currently paying dividends to shareholders or companies with an unsustainably high dividend. The Portfolio may invest in U.S. and non-U.S. issuers and may invest up to 100% of its total assets in foreign securities. Although the Portfolio will invest primarily in large-capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.

Under normal circumstances, the Portfolio will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers.

In selecting securities for the Portfolio, IICO combines a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) stock selection process, and uses a combination of country analysis, sector and industry dynamics, and individual stock selection. As part of its investment process, IICO seeks to identify investment themes, then seeks to determine the most appropriate sectors and geographies to benefit from its top-down analysis and generally seeks to find what it believes are reasonably-valued, dividend-paying companies with growth prospects, a sound balance sheet and steady cash flow generation. IICO also considers several other factors, which typically include a company’s history of fundamentals; management proficiency; competitive environment; and relative valuation.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies, even if the Portfolio is not invested directly in such markets.

The Portfolio may use forward foreign currency contracts to manage the Portfolio’s exposure to various foreign currencies and the U.S. dollar.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

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4)	Non-Fundamental Investment Restriction Change. In connection with the Portfolio’s amended investment strategy, on the Effective Date, the Portfolio’s non-fundamental investment restriction pertaining to “names rule” investments also will change, from investments in dividend-paying equity securities to investments in equity securities, as follows:

Current “Names Rule” Non-Fundamental Investment Restriction	New “Names Rule” Non-Fundamental Investment Restriction
1. “Name Rule” investments:	1. “Name Rule” investments:

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in dividend-paying equity securities. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Portfolio will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Ivy VIP Science and Technology Non-Diversification Proposal

The Board of Trustees of Ivy Variable Insurance Portfolios has determined that it is in the best interest of Ivy VIP Science and Technology (Portfolio) and its shareholders to change the status of the Portfolio from “diversified” to “non-diversified,” as such term is defined in the Investment Company Act of 1940. A meeting of shareholders of record of the Portfolio as of February 9, 2018 has been called for April 13, 2018 to consider the approval of the change in the Portfolio’s diversification status. If Portfolio shareholders approve the proposal, the Portfolio is expected to begin operating as a non-diversified fund on April 30, 2018. Informational materials about the proposal were mailed to shareholders on or about February 16, 2018.

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Prospectus.

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